UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2014

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington	000-5513	02-0592619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Second Avenue, Suite 1900
Seattle, Washington 98101
(Address of principal executive offices, including zip code)
(206) 805-8300
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in our Current Report on Form 8-K, filed on September 9, 2014 (the "Prior 8-K"), David L. Lowrance, the Chief Financial Officer, Treasurer and Secretary, of Acucela Inc. (the "Company"), notified the Company that he would be leaving the Company effective September 19, 2014 and resigned from his position as Chief Financial Officer, effective September 4, 2014. Pursuant to the Terms and Separation and Consultancy (the "Separation Agreement"), Mr. Lowrance agreed to provide consulting services to facilitate an orderly transition.

Also pursuant to the Separation Agreement, Mr. Lowrance will receive a monthly retainer of $10,000, beginning September 20, 2014 and ending on June 20, 2014, for the provision of corporate, financial and accounting consultation as directed by the Company on a transition basis. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the terms of the full text of the Separation Agreement, dated September 17, 2014, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated by reference herein.

As previously reported on the Prior 8-K, the Company announced that Brian O'Callaghan was appointed to the positions of Chief Operating Officer and interim Chief Financial Officer of the Company and will be taking over the position of President from Ryo Kubota, M.D., Ph.D. effective September 8, 2014. previously held the positions of Chairman, President and Chief Executive Officer of the Company. In connection with Mr. O'Callaghan's employment, Dr. Kubota's Employment Agreement was amended to provide that Dr. Kubota no longer holds the position of President of the Company and his annual base salary was increased to $515,500 starting on January 1, 2015. The foregoing is qualified in its entirety by reference to the terms of the related Seventh Amendment to Employment Agreement, dated September 16, 2014, which is filed as Exhibit 10.02 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
10.01	Terms of Separation and Consultancy, dated September 17, 2014, between Acucela Inc. and David L. Lowrance
10.02	Seventh Amendment to Employment Agreement, dated September 16, 2014, between Acucela Inc. and Ryo Kubota

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.

	By:	/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D.
Date: September 19, 2014		Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.01	Terms of Separation and Consultancy, dated September 17, 2014, between Acucela Inc. and David L. Lowrance
10.02	Seventh Amendment to Employment Agreement, dated September 16, 2014, between Acucela Inc. and Ryo Kubota